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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                ----------------

                                    FORM S-8
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933
                                ----------------

                          LEHMAN BROTHERS HOLDINGS INC.
             (Exact Name of Registrant as Specified in Its Charter)

           Delaware                                      13-3216325
(State or other jurisdiction of                     (I.R.S. employer
 incorporation or organization)                      identification number)

        3 World Financial Center                           10285
          New York,  New York                           (Zip code)
(Address of principal executive offices)

             Lehman Brothers Holdings Inc. Employee Incentive Plan
                            (Full title of the plan)
                                ----------------

                              Thomas A. Russo, Esq.
                            3 World Financial Center
                            New York, New York 10285
                     (Name and address of agent for service)

                                 (212) 526-7000
         (Telephone number, including area code, of agent for service)
                                ----------------

                                    Copy to:
                              Jennifer Marre, Esq.
                          Lehman Brothers Holdings Inc.
                            3 World Financial Center
                            New York, New York 10285
                                ----------------

                         CALCULATION OF REGISTRATION FEE
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                                                      Proposed
                                      Proposed        Maximum
                                      Maximum         Aggregate    Amount of
Title of Securities to  Amount to be  Offering Price  Offering     Registration
be Registered           Registered    Per Share(1)    Price(1)     Fee(1)
----------------------  ------------  --------------  ---------    ------------
Common Stock, $.10 par
value per share.......  20,000,000    $48.00          $960,000,000 $266,880
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(1) Pursuant to Rule 457(h) under the Securities Act of 1933, the proposed maximum offering price per share, the proposed maximum aggregate offering price and the amount of registration fee have been computed on the basis of the average of the high and low prices per share of Common Stock on the New York Stock Exchange on December 1, 1998.
                                ----------------

In accordance with General Instruction E of Form S-8, this Registration Statement is registering additional securities of the same class as registered on the Registrant's effective Registration Statement on Form S-8, No. 333-57239, filed by the Registrant on June 19, 1998 (the "Earlier Registration Statement"). The contents of the Earlier Registration Statement are hereby incorporated by reference.
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



                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York, on December 2, 1998.

                                   LEHMAN  BROTHERS  HOLDINGS  INC.

                                   By: /s/ KAREN M. MULLER
                                        Karen M. Muller
                                        Vice President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities indicated.

Dated: December 2, 1998

                     Signature                               Title
                     ---------                               -----

                          *                        Chief Executive Officer and
                Richard S. Fuld, Jr.               Chairman of the Board of
                                                   Directors
                                                   (principal executive officer)

                          *                        Chief Financial and
                    John L. Cecil                  Administrative Officer
                                                   (principal financial and
                                                   accounting officer)

                          *                        Director
                 Michael L. Ainslie

                          *                        Director
                    John F. Akers

                          *                        Director
                  Roger S. Berlind

                          *                        Director
                Thomas H. Cruikshank

                                                   Director
                    Henry Kaufman

                          *                        Director
                Hideichiro Kobayashi

                          *                        Director
                  John D. Macomber

                                                   Director
                    Dina Merrill

*By              /s/ KAREN M. MULLER
                   Karen M. Muller
                   Attorney-in-Fact

                                  EXHIBIT INDEX

  Exhibit                                              Filed Herewith (--) or
  Number   Description                              Incorporated by Reference to
  -------  -----------                              ----------------------------

   4.1     Employee Incentive Plan, as amended
           through November 30, 1998                             --

   5.1 Opinion (and consent) of Karen M. Muller as to the validity of the shares of Common Stock to which this
           Registration Statement relates                        --

  23.1     Consent of Karen M. Muller
           (included in Exhibit 5.1)                             --

  23.2     Consent of Ernst & Young LLP,
           Independent Auditors                                  --

  24.1     Power of Attorney                                     --